UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor, New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 219-8555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 29, 2013.

The stockholders:

•	Elected Charles Baker and Peter Sachse as directors, whose terms expire at the 2016 Annual Meeting of Stockholders, or in each case until the director’s successor is elected and qualified.

•	Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2013.

•	Advised that they approve the compensation of the Company’s named executive officers for the year ended December 31, 2012, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure included the Compensation Discussion and Analysis, the compensation tables, and any related material in the Company’s definitive proxy statement for the 2013 Annual Meeting).

Shares of common stock were voted as follows:

Director Nominee	For	Against	Withheld	Broker Non-Votes
Charles Baker	17,207,717	--	1,583,975	4,316,518
Peter Sachse	17,591,753	--	1,199,939	4,316,518

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP	22,760,508	334,332	13,370	--
Advisory Vote on Executive Compensation	18,417,702	301,834	72,156	4,316,518

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: May 31, 2013	By:	/s/ JEREMY LECHTZIN
Jeremy Lechtzin
Executive Vice President, General Counsel and Secretary